Exhibit 10.3


                      DISTRIBUTION AGREEMENT

This Agreement is made as of the 15th day of July 2005.

Between:

     M.A. TURBO/ENGINE LTD. a British Columbia company with offices at 1504-1010 Burnaby Street, Vancouver, BC V6E 4L8
     (herein called "MATurbo")

                                                           Of the First Part
And:

     RIVAL TECHNOLOGIES INC., a British Columbia company with offices at #200-100 Park Royal, West Vancouver, BC, Canada V7T 1A2
     (herein called the "Rival")

                                                          Of the Second Part

WHEREAS:

     a) MATurbo has designed and tested a continuous water injection technology for application in the marine/shipping industry (herein called "CWI Marine");

     b) MATurbo has agreed to appoint Rival as its agent for the purpose of marketing and distributing CWI Marine on a worldwide basis, on the terms and conditions hereinafter contained.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of ten dollars ($10) paid to MATurbo, plus the representations, warranties, covenants and agreements herein (the receipt and sufficiency of which is hereby acknowledged by each of the parties), the parties agree as follows:

1.    Distribution Rights

1.1 MATurbo hereby grants to Rival the exclusive right to market, sell and distribute CWI Marine, in Europe and non-European countries bordering the Mediterranean Sea, for the term of this Agreement, subject to the terms set forth herein. The exceptions to this exclusive right will be Sweden, Norway, Holland and Denmark, which will fall under paragraph 1.2 below.

1.2 MATurbo hereby grants to Rival the non-exclusive right to market, sell and distribute CWI Marine, worldwide, for the term of this Agreement, subject to the terms set forth herein.

1.3 Rival has the right to appoint sub-distributors or marketing agents as it sees fit in its sole discretion, provided any sub-distributors or marketing agents must agree to be bound by and adhere to Rival's obligations contained herein. MATurbo agrees not to circumvent Rival in regard to dealings with sub-distributors, marketing agents or customers procured by Rival, or in any way attempt to deal directly with them without the knowledge and consent of Rival.

1.4 Upon receiving an order for CWI Marine, Rival will pay to M.A.Turbo twenty percent (20%) of the gross project cost, allowing M.A.Turbo to make required adjustments to general system design, to purchase and ship system components, and travel costs.

2.    Profit Sharing

2.1 Rival shall pay to MATurbo fifty percent (50%) of Net Profit received from sales of CWI Marine, payable within thirty (30) days of the end of each calendar quarter on monies received by Rival. For the purpose of this clause "Net Profit" means gross sales revenue from customers or arms length sub-distributors/agents, less the following costs: parts, wages, travel, accommodation and design work relating to installation.

3.    Term and Termination

3.1 The term of this Agreement commences on the date set out at the top of the first page hereof and continues for a period of five (5) years. Rival shall have the right to extend the term by an additional five (5) years if sales exceed the minimum sales numbers set forth in paragraph 3.2 below. The parties may extend the term by mutual consent in writing.

3.2 M.A. Turbo has the right to terminate this Agreement if Rival fails to sell a minimum US$50,000 of CWI Marine during the first year of the term, and minimum US$75,000 during each of the succeeding four years of the term.

4.    Right of First Refusal

4.1 M. A. Turbo hereby grants to Rival a right of first refusal to purchase CWI Marine during the term of this agreement. The right of first refusal must be exercised within 45 days of M.A.Turbo receiving a bona fide arms length written offer to purchase CWI Marine. The terms of purchase will be the same as made by in the written offer to purchase.

5.    General

5.1 This Agreement shall not be amended or waived, in whole or in part, except by written amendment signed by the parties hereto.

5.2 Each of the parties acknowledges and confirms that it has been provided sufficient opportunity to obtain the recommended independent legal advice and understands the terms of, and its rights and obligations under this Agreement.

5.3 This Agreement shall be construed and governed by the laws of the Province of British Columbia, Canada.

5.4 The headings to the articles, paragraphs, parts or clauses of this Agreement and the table of contents are inserted for convenience only and shall not affect the construction hereof.

5.5 The parties hereto acknowledge that they have carefully read this Agreement and understand and agree to be bound by all of the terms and conditions found herein.

5.6 This Agreement replaces the Marketing Agreement between the parties dated July 16, 2003, which is hereby terminated.


IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.



SIGNED, SEALED AND DELIVERED by     )
M.A. TURBO/ENGINE LTD.              )
in the presence of:                 )
                                    )        C/S
/s/ <signature illegible>           )
_________________________________
Authorized Representative

SIGNED, SEALED AND DELIVERED by     )
RIVAL TECHNOLOGIES INC.             )
in the presence of:                 )
                                    )         C/S
/s/ Robin Harvey                    )
_________________________________
Authorized Representative










                              - 3 -